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                                                                    EXHIBIT 4.4

                                                                   COMMON STOCK
   NUMBER                                                             SHARES
LU


TECHTEAM(R) NATIONAL TECHTEAM, INC.

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP 638108 10 0

                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT






                                    SPECIMEN



IS THE RECORD HOLDER OF

        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF
 -----------------------------NATIONAL TECHTEAM, INC.--------------------------
transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate duly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
        IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:

                                [SEAL]
Robert A. Hudson                                        William F. Coyro Jr.
   Secretary                                                 Chairman




COUNTERSIGNED AND REGISTERED:
     U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY

                        AUTHORIZED SIGNATURE
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM-as tenants in common                                    UNIF GIFT MIN ACT-...............Custodian.................
        TEN ENT-as tenants by the entireties                                                 (Cust)                    (Minor)
        JT TEN -as joint tenants with right of                                            under Uniform Gifts to Minors
                survivorship and not as tenants                                           Act......................................
                in common                                                                                          (State)
                                                                         UNIF TRF MIN ACT-...........Custodian (until age..........)
                                                                                            (Cust)
                                                                                          .............under Uniform Transfers
                                                                                             (Minor)
                                                                                          to Minors Act ...........................
                                                                                                                  (State)

                              Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED, ___________________hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|

___________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitue and appoint
___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________________________

                                                                          X _______________________________________________________

                                                                          X _______________________________________________________
                                                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                                            THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                                            IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                                                            OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By ___________________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, PURSUANT TO S.E.C.
RULE 17Ad-15.

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